Execution Copy


These Warrants and any shares acquired upon the exercise of these Warrants have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while such a registration is in effect or pursuant to an exemption from registration under said Act.


                            REEBOK INTERNATIONAL LTD.

                             Common Stock Warrant 2


                       Canton, Massachusetts May 24, 2001


         THIS CERTIFIES that, for value received, NATIONAL FOOTBALL LEAGUE PROPERTIES, INC., a California corporation ("NFLP" and, together with any successors and permitted assigns, the "Holder"), is the owner of 800,000 warrants (the "Warrants"), each to purchase from REEBOK INTERNATIONAL LTD., a Massachusetts corporation (the "Company"), one duly authorized, validly issued, fully paid and nonassessable share of Common Stock, par value $.01 per share (the "Common Stock"), of the Company at the purchase price per share of $27.06 (the "Initial Purchase Price"), all subject to the terms, conditions and adjustments set forth below in this Warrant. The Warrants shall be vested in full as of the date hereof, but shall only be exercisable in accordance with the terms hereof. Certain capitalized terms used herein are defined in Section 8 hereof.


1.       EXERCISE OF WARRANTS.

         1.1. Exercise. The Warrants evidenced hereby may be exercised by Holder, in whole or in part at any time and from time to time, during normal business hours on any Business Day during the applicable exercise period established in Sections 1.3 and 1.4 (the "Exercise Period") by surrender of this Warrant to the Company at its principal executive office, accompanied by a Notice of Exercise in substantially the form attached hereto as Exhibit A (or a reasonable facsimile thereof) (the "Notice of Exercise") duly executed by Holder and accompanied by payment pursuant to Section 1.7, in the amount (the "Exercise Price") obtained by multiplying (a) the number of Warrants designated in such Notice of Exercise by (b) the applicable Purchase Price, in each case as adjusted from time to time pursuant to Sections 2 and 3 hereof, and Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities and property, rights or other assets receivable upon exercise of such Warrants pursuant to the provisions of Section 3 hereof) determined as provided in
Section 3 (the "Warrant Shares").

         1.2. Legal Right to Warrant Shares. Upon surrender of any Warrants with a duly executed Notice of Exercise together with payment of the Exercise Price for the Warrant Shares purchased, Holder shall be entitled to receive a certificate or certificates of Warrant Shares so purchased. The Company agrees that the Warrant Shares shall be deemed to have been issued to Holder as of the close of business on the date on which such Warrants shall have been surrendered together with the Notice of Exercise and payment of the Exercise Price and Holder shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such date; provided, however, that if Holder is subject to HSR Act filing requirements such Warrants will be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions (as defined below).

         1.3. Exercise   of   Warrants.   Subject  to  the  terms  and
conditions of this Warrant, the Warrants shall be exercisable upon the earlier to occur of:

              (a) unless a Purchase Price Adjustment has occurred prior to such date, the date of theachievement of the Roll-in Objective (as defined in the Omnibus License Agreement); and

              (b) if a Purchase Price Adjustment has occurred prior to the time the Warrants have become exercisable, then the Warrants subject to such Purchase Price Adjustment shall be exercisable, at the Company's sole option, either (x) on March 31, 2012 or (y) on any Business Day during the ninety (90) day period beginning on the date of such Purchase Price Adjustment.

The Company shall promptly notify Holder of the achievement of the Roll-In Objective as set forth in Section 3.2 of the Omnibus License Agreement.

         1.4. Expiration of Warrants. The Warrants shall no longer be exercisable at 5:00 P.M. (New York City time) on March 31, 2012 (the "Expiration Date"), subject to earlier expiration pursuant to Section 1.3(b), it being understood that such expiration of exercisability shall not affect Section 5.

         1.5. Delivery of Stock Certificates, etc. Upon exercise of all or part of the Warrants in accordance with Section 1.1, the Company will as soon as reasonably possible, and in any event within three Business Days thereafter, at its expense (including the payment by it of any applicable federal, state or other issue or documentary taxes or similar governmental charges, except as provided in Section 1.6),

              (a) issue and deliver or cause the Company's transfer agent to issue and deliver, a certificate or certificates in the name of Holder
(or any other Person designated by it, in which case Holder shall pay to the Company applicable transfer taxes) for the largest number of whole shares of Common Stock to which Holder shall be entitled upon such exercise, which Warrant Shares shall be duly authorized, validly issued, fully paid and nonassessable, plus, in lieu of any fractional share to which Holder would otherwise be entitled, cash in an amount equal to the same fraction of the closing sales price of the Company
Common Stock on the Business Day next preceding the date of such exercise; and

              (b) deliver the Other Securities and property, rights or other assets receivable upon exercise of such Warrants pursuant to the provisions of Section 3 hereof, if any, or the proportionate part thereof if the Warrants are not exercised in whole. In case such exercise is in part only, the Company shall issue to Holder, by the time of issuance of the Warrant Shares in respect of such exercise, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of Warrants designated for exercise by Holder upon such exercise as provided in Section 1.1 hereof.

         1.6. HSR Act. The Company hereby acknowledges that exercise of the Warrants by Holder may subject the Company and/or Holder to the filing requirements of the HSR Act and that Holder may be prevented from exercising the Warrants until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the Expiration Date Holder has sent notice of exercise to the Company and Holder has not been able to complete the exercise of the Warrants prior to the Expiration Date because of the HSR Act Restrictions, the Holder will be entitled to complete the process of exercising this Warrant in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of such Warrants would take place after the Expiration Date. In the event any exercise of the Warrants subjects the Company to the filing requirements of the HSR Act, the Company and the Holder will use all commercially reasonable efforts to make at the earliest practicable date any filings under the HSR Act required to be made by the Company or the Holder, as the case may be, to obtain early termination of the HSR Act Restrictions and to take any other actions in connection therewith which may be necessary or appropriate to permit the consummation of the exercise of the Warrants and the other transactions contemplated by this Warrant. NFLP and Reebok will each pay 50% of disbursements and fees under the HSR Act. In the event that an injunction has been obtained by any Governmental Authority preventing Holder from exercising the Warrants, (i) the parties hereto shall cooperate to seek to have such injunction removed and (ii) Holder shall not be obligated to complete the process of exercising this Warrant in accordance with the procedures contained herein until after such injunction has been removed, notwithstanding the fact that completion of the exercise of such Warrants would take place after the Expiration Date.

         1.7. Payment for Warrant Shares. The Exercise Price shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company, (ii) by wire transfer of immediately available funds to an account of the Company designated in writing to Holder,
(iii) by a combination of the methods of clauses (i) and (ii) above; or (iv) by delivery of a properly executed notice with an undertaking by a broker to deliver promptly to the Company the Exercise Price upon exercise of the Warrants.

2.       PURCHASE PRICE ADJUSTMENT.

         2.1. Omnibus License Termination. In the event that prior to the Warrants becoming exercisable in accordance with Section 1.3, NFLP or OAG terminates the Omnibus License Agreement, the Purchase Price for each Warrant shall automatically increase to the Adjusted Purchase Price.

         2.2. Roll-In Objective Determination. Unless the Warrant shall already be exercisable, the Purchase Price for each Warrant shall automatically increase to the Adjusted Purchase Price on the date that NFLP and Reebok agree in writing (or, if NFLP and Reebok fail to agree, the date of a final and binding determination) that the Roll-In Objective was not achieved at any time prior to and including April 1, 2006.

3. ADJUSTMENT OF PURCHASE PRICE, THRESHOLD PRICE AND NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE.

        The number and kind of shares purchasable upon the exercise of Warrants and the Purchase Price and Threshold Price (as defined below) shall be subject to adjustment from time to time as follows:

         3.1. Stock Splits, Combinations, etc. In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares, or (C) combine its outstanding shares of Common Stock into a smaller number of shares, each of the Purchase Price and Threshold Price in effect immediately prior to such action shall be adjusted, or further adjusted, to the respective price (to the nearest whole cent) determined by dividing (i) an amount equal to the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Purchase Price or Threshold Price, as the case may be, as it existed immediately prior to such issuance, by
(ii) the total number of shares of Common Stock outstanding immediately after such issuance. Upon each such adjustment in the Purchase Price, the number of shares issuable upon exercise of the Warrant shall be adjusted, or further adjusted, by dividing (x) the product of (i) the Purchase Price as it existed immediately prior to such issuance and (ii) the number of shares issuable upon exercise of the Warrant immediately prior to such issuance, by (y) the Purchase Price in effect immediately after such issuance. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

         3.2. Reclassification, Combinations, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrant (other than as set forth in Section 3.1 above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, lawful and adequate provision shall be made such that Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and Other Securities and property, rights or other assets receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
3. The above provisions of this Section 3.2 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         3.3. Distributions with Respect to Common Stock. If, at any time or from time after the date of this Warrant, the Company shall distribute to all holders of Common Stock or Other Securities, without payment therefor, (i) securities, other than shares of Common Stock, or (ii) property, rights or other assets (other than cash dividends paid by the Company in the ordinary course), with respect to the Common Stock or Other Securities (other than as set forth in Section 3.1 or 3.2 above), then, in each such case, each Holder of a Warrant, upon exercise thereof, shall be entitled to receive the securities and properties, rights or other assets receivable upon such distribution by a holder of the number of shares of Common Stock or Other Securities issuable upon exercise of such Warrant immediately prior to such distribution.

         3.4. Deferral of Certain Adjustments. No adjustment to the Purchase Price (including the related adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent of the Purchase Price; provided that any adjustments which by reason of this
Section 3.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock.

         3.5. Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the holders of this Warrant shall become entitled to receive any securities, other than shares of Common Stock, or property, rights or other assets, with respect to the Common Stock or Other Securities, thereafter the number of such other securities so receivable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock or Other Securities contained in this
Section 3.

         3.6. Notice of Certain Transactions. If the Company takes any action that would require any adjustment or readjustment pursuant to this
Section 3, the Company shall provide to the Holder such notices of record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, change, consolidation, merger, sale or conveyance or any other transaction requiring an adjustment or readjustment hereunder, as would be required to be sent to record holders of the Company's securities.

         3.7. Other Similar Dilutive Events. In case any event shall occur as to which the provisions of this Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase and put rights represented by the Warrants in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall make a good faith adjustment to the Purchase Price and the Threshold Price and the number of shares issuable upon exercise of the Warrant in accordance with the intent of this Section 3.

         3.8. Notice of Adjustment. Upon the occurrence of each adjustment or readjustment pursuant to this Section 3 (including pursuant to Section 3.7), the Company shall promptly provide to Holder a written notice of such event and the computation of the adjustment or readjustment in accordance with the terms hereof. The Company shall provide Holder with a certificate from an officer of the Company briefly stating the facts requiring the adjustment or readjustment and the manner of computing such adjustment or readjustment.

         3.9. Statement on Warrants. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants or the Purchase Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Warrant.

4. REGISTRATION AND LISTING OF COMMON STOCK. The Warrant Shares shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each Holder of Warrants shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and each such Holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such Holder as a holder of such Registrable Securities. The Company will use its best efforts to cause the Warrant Shares and Other Securities, when issued, to be listed on each securities exchange or quotation system on which securities of the same class are listed or traded.

5. PAYMENT AFTER MARCH 31, 2012. The Company agrees to pay to Holder, upon its request given within 180 days after the Expiration Date, $6.25 for each Warrant held by Holder which was not exercised prior to its expiration pursuant to
Section 1 hereof, so long as such Warrant did not have a Purchase Price Adjustment (it being understood that if the Purchase Price of the Warrant increased pursuant to Section 2 hereof, Holder would not be entitled to receive any payment for such Warrant hereunder); provided, however, that the Company shall have no obligations under this Section 5 if (i) the closing sale price of the Common Stock on the NYSE (as reported by the Wall Street Journal) is greater than an amount equal to 102% of the Threshold Price for a period of 30 consecutive trading days (the "Trading Period") during the period from May 1, 2011 through March 31, 2012, (ii) the Holder was not prohibited by law during the Trading Period from fully exercising the Warrant and reselling the Warrant Shares receivable in connection therewith (other than restraints imposed by Securities Act and similar state statutes), including the lack of any necessary clearance or approval of any Governmental Authority, such as expiration or termination of the waiting period under the HSR Act, and (iii) the Shelf Registration Statement (as defined in the Registration Rights Agreement) was effective during the entire Trading Period, without any Suspension Event (as defined in the Registration Rights Agreement) or stop order in effect during such time and the Company was not in breach in any material respect of any material covenant under the Registration Rights Agreement during the Trading Period.

6. RESTRICTIONS ON TRANSFER. This Warrant and the rights hereunder shall not be assignable or transferable by the issuer or holder of this Warrant without the prior written consent of the other and any purported assignment or transfer without such consent shall be void and of no effect; provided, that NFLP may transfer its rights hereunder (a) to a nationally recognized financial institution or (b) to an NFLP Affiliate (as defined in the Option Agreement).

7. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock of each class (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and not subject to preemptive rights. Issuance of this Warrant will constitute authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon any exercise of this Warrant.

8. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

         8.1. Ownership of Warrants. The Company may treat the Person in whose name any Warrant is registered on the register kept at the principal offices of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new Holder without a new Warrant first having been issued.

         8.2. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal offices of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

         8.3. Registration of Warrants. The Company shall number and register the Warrants in a register as they are issued and as they are transferred to any permitted transferee hereunder.

         8.4. Certification with respect to Warrants. Upon the request of the Holder, the Company shall confirm to the Holder in writing (1) whether the Warrants are then exercisable and (2) if any Warrants have been subject to a Purchase Price Adjustment, and (3) whether all or any portion of the Warrants have expired in accordance with Section 1.

9. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         Adjusted Purchase Price: An amount equal to 400% of the Purchase Price
         -----------------------
in effect immediately prior to the purchase price adjustment occurring pursuant to Section 2.

         Business Day: Any day other than a Saturday or a Sunday or a day on
         ------------
which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

         Commission:   The  Securities   and  Exchange   Commission  or  any
         ----------
other  federal  agency  at  the  time administering the Securities Act.

         Common Stock: As defined in the introduction to this Warrant, such term
         ------------
to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         Company: As defined in the introduction to this Warrant, such term to
         -------
include any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3 hereof.

         Exchange Act: The Securities Exchange Act of 1934, or any similar
         ------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         Governmental Authority: Any nation, state, county, city or political
         ----------------------
subdivision and any official, agency, arbitrator, authority, court, department, commission, board, bureau, instrumentality or governmental body of any thereof.

         HSR Act: The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as
         -------
amended.

         Legal Requirement: Any constitution, act, statute, law, ordinance,
         -----------------
treaty, rule, regulation, by-law, license, permit, certification or authorization of any self-regulatory organization, licensing authority or official interpretation of, or any judgment, injunction, order, decision, decree, license, permit or authorization issued by, any Governmental Authority.

         NASD:  The National Association of Securities Dealers, Inc.
         ----

         NYSE:  New York Stock Exchange, Inc.
         ----

         OAG:  Onfield Apparel Group, LLC, a Delaware limited liability company.
         ---

         Omnibus License Agreement: Omnibus License Agreement dated as of May
         -------------------------
24, 2001 among the Company, OAG, NFLP and certain affiliates of NFLP, as from time to time in effect.

         Option Agreement: Option Agreement dated as of May 24, 2001 among the
         ----------------
Company, Reebok Onfield, LLC, a Delaware limited liability company, OAG and NFLP, as from time to time in effect.

         Other Securities: Any stock (other than Common Stock) and other
         ----------------
securities of the Company or any other person (corporate or otherwise) which Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 hereof or otherwise.

         Person: A corporation, an association, a partnership, a limited
         ------
liability company, an organization, a business, an individual, legal entity, a government or political subdivision thereof or a governmental agency.

         Purchase Price: The purchase price shall initially be the Initial
         --------------
Purchase Price, and shall be adjusted from time to time pursuant to Section 2 and 3 of this Agreement.

         Purchase Price Adjustment: Shall be deemed to occur with respect to any
         -------------------------
particular Warrant if the Purchase Price of such Warrant shall have increased to the Adjusted Purchase Price pursuant to Section 2.

         Registration  Rights  Agreement:  The Registration  Rights Agreement
         -------------------------------
dated as of May 24, 2001 between the Company and NFLP, as from time to time in effect.

         Securities  Act:  The  Securities  Act of  1933,  or any  similar
         ---------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         Threshold Price: The threshold price shall initially be $33.31, and
         ---------------
shall be adjusted from time to time pursuant to Section 3 of this Agreement.

         Warrants:  As defined in the introduction to this Warrant.
         --------

10. REMEDIES. The Company stipulates that the remedies at law of Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company or as imposing any obligation on Holder to purchase any securities or as imposing any liabilities on Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

12. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by facsimile, courier services or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a party in accordance with this Section 12:

                  (a)      if to NFLP:

                           National Football League Properties, Inc.
                           280 Park Avenue
                           New York, New York 10017
                           Attention:  Gary Gertzog, Esq.
                           Facsimile No.:  (212) 681-7599

                           with a copy to:

                           Covington & Burling
                           1330 Avenue of the Americas
                           New York, New York 10019
                           Attention:  J. D. Weinberg, Esq.
                           Facsimile No.:  (212) 841-1010

                  (b)      if to Reebok:

                           Reebok International, Ltd.
                           1895 J.W. Foster Boulevard
                           Canton, Massachusetts 02021
                           Attention:  David A. Pace, Esq.
                           Facsimile No.:  (781) 401-4780

                           with a copy to:

                           Ropes & Gray
                           One International Place
                           Boston, Massachusetts 02110
                           Attention:  Keith F. Higgins, Esq.
                           Facsimile No.:  (617) 951-7050

All notices and communications under this Warrant shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) when delivered to a courier, if delivered by commercial overnight courier service,
(iii) when receipt is acknowledged, if sent by facsimile.

13. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

14. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the Purchase Price and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon any exercise of this Warrant.

15. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

16. JURISDICTION; VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY, OF THE COMMONWEALTH OF MASSACHUSETTS LOCATED IN BOSTON, MASSACHUSETTS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE DISTRICT OF
MASSACHUSETTS: BOSTON AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 12. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.




                                     REEBOK INTERNATIONAL LTD.



                                  By: /s/ Paul B. Fireman
                                      ------------------------------
                                  Name:Paul B. Fireman
                                 Title:Chairman and Chief Executive Officer
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                                     ANNEX A

                           FORM OF NOTICE OF EXERCISE

                 [To be executed only upon exercise of Warrant]


To REEBOK INTERNATIONAL LTD.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, the Common Stock of within-named Company, as provided for therein, and (check the applicable box):

/ / Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such Common Stock.

/ / Tenders payment of the exercise price in full by wire transfer of immediately available funds to an account of the Company designated in writing to Holder in the amount of $____________ for _________ such Common Stock.

/ / Tenders payment of the exercise price through a broker commitment pursuant to Section 1.7(iv).


Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:         ________________________________

Address:      ________________________________

Signature:    ________________________________

Note: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                     ANNEX B

                               FORM OF ASSIGNMENT

                      [To be signed only upon Assignment]


To REEBOK INTERNATIONAL LTD.

         For value received, the undersigned hereby sells, assigns and transfers unto ___________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________ attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

NAME(s) OF ASSIGNEE(s)                ADDRESS                 # OF WARRANTS











And if said number of Warrants shall not be all the Warrants represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant.

Dated:
      -----------------------------------------------


Signature:
          -------------------------------------------


Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever.